SECURITIES AND EXCHANGE COMMISSION
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                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) August 26, 1998
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                        BONNEVILLE PACIFIC CORPORATION
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              (Exact name of registrant as specified in charter)



      Delaware                  0-14846                 87-0363215
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      (State or other           (Commission             (IRA Employer
      jurisdiction of           File Number)            Identification No.)
      incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
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(Former name or former address, if changed since last report)  Not applicable
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

Item 5.     Other Events.

     Press Release - Chapter 11 Trustee for Bonneville Pacific Corporation Announces Confirmation of its Chapter 11 Plan of Reorganization.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BONNEVILLE PACIFIC CORPORATION


                                      By:  Roger G. Segal, Chapter 11 Trustee

DATED August 26, 1998

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BONNEVILLE PACIFIC CORPORATION



                               By:  R. Stephen Blackham, Assistant Controller

DATED August 26, 1998

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                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
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28.1          Press Release . . . . . . . . . . . . . . . . . . . . . .  4

                                PRESS RELEASE

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                     Roger G. Segal, Chapter 11 Trustee
               P.O. Box 11008, Salt Lake City, Utah 84147-0008
                     (801) 532-2666, Fax (801) 355-1813

For Immediate Release

Date:        August 26, 1998
Contact:     Roger G. Segal, Trustee
Phone:       (801) 532-2666
Fax:         (801) 355-1813

              BONNEVILLE PACIFIC CORPORATION ANNOUNCES
                  CONFIRMATION OF ITS CHAPTER 11
                      PLAN OF REORGANIZATION

Salt Lake City, Utah, August 26, 1998:

     Roger G. Segal, as the Chapter 11 Bankruptcy Trustee for Bonneville Pacific Corporation (BPCO), announced today that the United States Bankruptcy Court for the District of Utah (the Honorable John H. Allen presiding) confirmed the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998 (the "Plan"). For purposes of the Plan, the Bankruptcy Court estimated that the value of the common stock to be issued to creditors pursuant to the Plan is approximately $2.36 per share before the intended one-for-four reverse stock split. The Trustee currently estimates that the effective date for the Plan will be approximately
November 2, 1998. If the Plan becomes effective, then Bonneville Pacific Corporation will emerge from its Chapter 11 bankruptcy as a solvent, financially rehabilitated company and the Trustee will turn over control of the reorganized Bonneville Pacific Corporation to the company's seven (7) person board of directors designated by the Trustee.